UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 26, 2007



                            W-H ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)

         Texas                        001-31346                  76-0281502
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)


          2000 West Sam Houston Parkway South                     77042
                     Suite 500
                    Houston, TX
        (Address of principal executive offices)                (Zip code)


       Registrant's telephone number, including area code: (713) 974-9071

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communication pursuant to Rule 14b-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

         On July 26, 2007, W-H Energy Services, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2007. A copy of the press release is furnished herewith as Exhibit 99.1.


Item 7.01.      Regulation FD Disclosure.

The information set forth under Item 2.02. Results of Operations and Financial Condition is hereby incorporated into this Item 7.01 by reference. As previously announced, the Company intends to host a conference call at 11:00 a.m., central time, on July 26, 2007 to discuss its financial results for the quarter ended June 30, 2007 as well as its expectations for the third quarter of 2007.


Item 9.01.      Financial Statements and Exhibits.

         Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:

        (d)     Exhibits

                Exhibit No.     Description
                -----------     -----------
                  99.1          Press Release dated July 26, 2007 (furnished
                                herewith).


         Pursuant to General Instruction B.2 of Form 8-K, the information contained herein, including in Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        W-H ENERGY SERVICES, INC.


Date: July 26, 2007                     By: /s/ Ernesto Bautista, III
                                            ------------------------------------
                                            Ernesto Bautista, III
                                            Vice President and Chief Financial
                                                Officer


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

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
99.1            Press Release dated July 26, 2007


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